UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-37388	Talen Energy Corporation (Exact name of Registrant as specified in its charter) Delaware (State or other jurisdiction of incorporation) 835 Hamilton Street, Suite 150 Allentown, PA 18101-1179 (888) 211-6011	47-1197305
1-32944	Talen Energy Supply, LLC (Exact name of Registrant as specified in its charter) Delaware (State or other jurisdiction of incorporation) 835 Hamilton Street, Suite 150 Allentown, PA 18101-1179 (888) 211-6011	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On October 28, 2015, in connection with the preparation and review of Talen Energy Corporation’s and Talen Energy Supply, LLC’s (the “Companies”) financial statements for the nine months ended September 30, 2015, the Companies recorded (i) a non-cash, pre-tax goodwill impairment charge of $466 million ($449 million after tax) within its East segment and (ii) a non-cash, pre-tax asset impairment charge of $122 million ($73 million after tax) primarily attributable to the Sapphire plants, which are classified as assets held for sale and presented as discontinued operations as they currently are required to be sold to satisfy mitigation requirements set forth by the Federal Energy Regulatory Commission in connection with the formation of Talen Energy. The impairments were recorded following a review of various quantitative and qualitative factors, including, among other items, the decline in Talen Energy’s market capitalization during the third quarter of 2015, an update to the fundamental pricing models in conjunction with market information gained as a result of the 2018/2019 planning year PJM capacity auction completed in August 2015 and an updated business plan. Additionally, the impairment charge attributable to the Sapphire plants is a result of the application of the requirement under U.S. generally accepted accounting principles that assets held for sale be carried at the lower of current carrying value or fair value less cost to sell. These impairment charges will be reflected in the Companies’ Form 10-Q for the quarter ended September 30, 2015. The impairment charges are non-cash in nature and are not expected to affect the Companies’ current or future cash expenditures or liquidity.

Forward-Looking Statements

All statements contained herein other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. Although Talen Energy and Talen Energy Supply believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Among the important factors that could cause actual results to differ materially from the forward-looking statements are: operating performance and the length of scheduled and unscheduled outages at generating plants; weather conditions affecting customer energy usage and/or the availability of fuel for the plants; volatility in the availability and/or price of electric transmission and/or fuel transmission and delivery services; the effect of any business, industry or market restructuring; and new accounting requirements or new interpretations or applications of existing requirements. Any such forward-looking statements should be considered in light of such important factors and in conjunction with the risk factors and other disclosures included in Talen Energy's and Talen Energy Supply’s filings with the Securities and Exchange Commission that are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Dated:  October 28, 2015